SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2004

ORCHID BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30267	22-3392819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4390 US Route One

Princeton, NJ 08540

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (609) 750-2200

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On January 22, 2004, Orchid BioSciences, Inc. announced that Tepnel Life Sciences PLC had completed its acquisition of certain assets and liabilities of Orchid’s diagnostics unit. The press release regarding the acquisition attached hereto as Exhibit 99.1 is incorporated herein by reference into this Item 5.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release, dated January 22, 2004, announcing the acquisition of Orchid’s diagnostics unit by Tepnel Life Sciences PLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHID BIOSCIENCES, INC.
(Registrant)

Date: January 23, 2004	/s/ Michael E. Spicer
	Name:	Michael E. Spicer
	Title:	Vice President, Finance & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description	Sequential Page Number
99.1	Press Release, dated January 22, 2004, announcing the acquisition of Orchid’s diagnostics unit by Tepnel Life Sciences PLC